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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): JANUARY 27, 1997

                             HEADSTRONG GROUP, INC.
             (Exact name of registrant as specified in its charter)

                  Delaware                             33-47567                       22-3663311
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(State or other jurisdiction of incorporation)   (Commission File No.)    (IRS Employer Identification No.)
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     5 Lexington Avenue,      East Brunswick, New Jersey         08816
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           (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (908) 254-3433

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  As stated in a Form 8-K filed December 23, 1996 and amended on January 21, 1996, Arthur Andersen, LLP ("AA") declined to stand for re-election as the Registrant's principal accountant.

                  The decision to change accountants was approved by the Registrant's board of directors. On January 27, 1997, the Registrant appointed
Richard A. Eisner & Company, LLP its independent accountant and Richard A.
Eisner & Company, LLP accepted such appointment.

                  The Registrant had no relationship with Richard A. Eisner &
Company, LLP required to be reported pursuant to Regulation S-K item 304(a)(2) during the two fiscal periods ended December 31, 1995 and December 31, 1994 or the subsequent interim period prior to and including January 30, 1997.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HEADSTRONG GROUP, INC.
                                    (Registrant)


Date: January 31, 1997             By:  /s/ Jerry Orodenker
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                                        Jerry Orodenker, Chief Financial Officer


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